SUMMARY PROSPECTUS	MAY 1, 2014

PARNASSUS ENDEAVOR FUNDSM

PARWX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2014, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

Parnassus Endeavor Fund

(The Parnassus Endeavor Fund was formerly known as the Parnassus Workplace Fund)

Investment Objective

The Parnassus Endeavor Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Endeavor Fund.

Parnassus Endeavor Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.79
Distribution (12b-1) Fees	None
Other Expenses	0.28
Service Fees	0.16
All remaining other expenses	0.12
Total Annual Fund Operating Expenses	1.07
Expense Reimbursement	0.12
Total Annual Fund Operating Expenses After Expense Reimbursement	0.95	[1]

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund. This agreement will not be terminated prior to May 1, 2015, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Endeavor Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Endeavor Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$328	$578	$1,295

Portfolio Turnover

The Parnassus Endeavor Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.2% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Endeavor Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in companies believed by the Fund’s investment adviser (Adviser) to provide good workplaces for their employees. Companies with good workplaces usually are able to recruit and retain better employees, and perform at a higher level than competitors in terms of innovation, productivity, customer loyalty and profitability. While no company is perfect, the Adviser makes a judgment as to which companies have good workplaces based on factors such as respectful and fair treatment of employees, employee satisfaction and engagement, pay and benefits, family-friendly policies, and support for volunteerism and philanthropy. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term capital appreciation over the course of the expected holding period. The Parnassus Endeavor Fund is primarily a large-cap fund, which means that it normally invests more than half of its net assets in large, well-established businesses. The Fund may invest to a lesser extent in small- and mid-capitalization companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future, and to a lesser extent may also invest in foreign securities of similar companies. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s sustainable strategic advantage and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at discounts to the Adviser’s assessment of the companies’ estimated value. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Endeavor Fund is no exception. You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

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Stock Market Risk. The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the U.S. and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

Large-Capitalization Company Risk. Large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

■

Small- and Mid-Capitalization Company Risk. In addition to large-capitalization companies, the Fund may invest in small- and/or mid-capitalization companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-capitalization companies. Relative to the stocks of large-capitalization companies, the stocks of small- and mid-capitalization companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-capitalization companies tend to perform poorly during times of economic stress.

■

Management Risk. The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■

Foreign Securities Risk. The Fund may invest up to 20% of its assets in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Endeavor Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the period shown in the bar chart, the highest return for a quarter was 26.7% (quarter ended June 30, 2009), and the
lowest return for a quarter was a loss of 24.4% (quarter ended
December 31, 2008).

Below is a table comparing the performance of the Parnassus
Endeavor Fund with that of the S&P 500 Index and the Lipper
Multi-Cap Core Average. Figures are average annual returns for the one- and five-year periods ended December 31, 2013 and
since inception (April 29, 2005). The table is intended to
demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a broad measure of market performance, the S&P
500 Index, and a group of similar mutual funds, the Lipper
Multi-Cap Core Average, and also how the Fund’s performance
varies from year to year.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Five Years	Since Inception
(all periods ended December 31, 2013)
Return before Taxes	31.15	23.59	11.35
Return after Taxes on Distributions	28.88	22.45	10.48
Return after Taxes on Distributions and Sale of Fund Shares	19.41	19.56	9.25
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38	17.91	7.80
Lipper Multi-Cap Core Average	32.46	17.74	7.59

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Endeavor Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Jerome L. Dodson has been the Portfolio Manager of the Parnassus Endeavor Fund since its inception in 2005. He is the President of Parnassus Investments and is also President and a Trustee of the Parnassus Funds. Mr. Dodson has been with Parnassus Investments since founding the firm in 1984.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information and payments to financial intermediaries, please turn to “Additional Summary Information” on page 23 of the prospectus.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,000, with a minimum of $500 for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50. The minimum subsequent investment is $50.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “Investing with Parnassus Funds” on page 30 of the prospectus.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case such distribution may be taxable at a later date.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PARNASSUS FUNDS ®

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

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